                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    0-18231                  84-1043826
----------------------------    ---------------------       -------------------
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
     of Incorporation)                                      Identification No.)


                2579 MIDPOINT DRIVE, FORT COLLINS, COLORADO 80525
                -------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         Effective August 8, 2000, Atrix Laboratories, Inc. (the "Company") completed definitive agreements with Pfizer Inc. ("Pfizer") to use the Company's proprietary drug delivery technologies to develop and commercialize compounds in Pfizer's drug development pipeline. In connection with the transaction, the Company and Pfizer entered into a Stock Purchase Agreement, a Collaborative Research Agreement and a License and Royalty Agreement (collectively, the "Transaction Documents").

         Pursuant to the Transaction Documents, Pfizer will provide funding for the evaluation, development and commercialization of Pfizer compounds using the Company's proprietary drug delivery technologies. Products commercialized through the collaborative efforts of the parties will be marketed by Pfizer. The Company will participate in the manufacturing of such products and will receive royalties on all sales of such products worldwide. In addition, the Company will be entitled to receive milestone payments when certain performance criteria are reached for each product.

         As part of the transaction, Pfizer also made an initial equity investment in the Company through the purchase of an aggregate of $5.0 million of the Company's common stock.

         The Stock Purchase Agreement is attached hereto as Exhibit 99.1, the Collaboration and Research Agreement is attached hereto as Exhibit 99.2, and the License and Royalty Agreement is attached hereto as Exhibit 99.3

Item 7.  Exhibits.

        99.1 Stock Purchase Agreement, dated as of August 8, 2000, by and between the Company and Pfizer.

        99.2* Collaborative Research Agreement, dated as of August 8, 2000, by and between the Company and Pfizer.

        99.3* License and Royalty Agreement, dated as of August 8, 2000, by and between the Company and Pfizer.

----------
* Confidential treatment requested

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATRIX LABORATORIES, INC.


                                               By: /s/ BRIAN G. RICHMOND
                                                  ------------------------------
                                                  Brian G. Richmond
                                                  Vice President, Finance
                                                  and Assistant Secretary

Date:  September 7, 2000


                                  EXHIBIT INDEX

       Exhibit  Description
       -------  -----------

        99.1 Stock Purchase Agreement, dated as of August 8, 2000, between the Company and Pfizer.

        99.2* Collaborative Research Agreement, dated as of August 8, 2000, by and between the Company and Pfizer.

        99.3* License and Royalty Agreement, dated as of August 8, 2000, by and between the Company and Pfizer.

----------
* Confidential treatment requested

THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.